[GRAPHIC OMITTED]
PICTURE OF FLAGS

[GRAPHIC OMITTED]
THE GABELLI
GLOBAL
MULTIMEDIA
TRUST INC.

THIRD QUARTER REPORT
SEPTEMBER 30, 2002

[GRAPHIC OMITTED]
THE GABELLI
GLOBAL
MULTIMEDIA
TRUST INC.

Our cover icon represents the underpinnings of Gabelli.
The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Trust seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Trust will invest in companies participating in emerging technological advances in interactive services and products.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

[GRAPHIC OMITTED]
THE GABELLI
GLOBAL
MULTIMEDIA
TRUST INC.

TO OUR SHAREHOLDERS,

      In the third quarter of 2002, ongoing economic uncertainty, a crisis in confidence in the integrity of corporate America and the increasing probability of military action against Iraq weighed heavily on the stock market. Near panic selling in July pushed market indices to multi-year lows. A brief rally in August gave way to another wave of selling in September, and at the close of the quarter, the leading market indices were re-testing July lows. After significantly under-performing the broad market in the second quarter, media stocks stabilized in the third quarter. In general, advertising-supported media stocks including newspaper publishers, television and radio broadcasters, and cable television operators were buoyed by signs that ad spending was rebounding from the depressed levels of recent years. The positive performance of selected wireless communications stocks also helped buoy the portfolio.

COMPARATIVE RESULTS

                                      AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002 (A)
                                     ------------------------------------------------------
                                                          SINCE                                       YEAR
                                          QUARTER    INCEPTION (B)   5 YEAR     3 YEAR    1 YEAR     TO DATE
                                          -------   --------------   ------     ------    ------     -------
  Gabelli Global Multimedia Trust:
    NAV Return (c) .....................  (19.36)%       7.26%        2.33%    (17.42)%  (27.05)%    (37.45)%
    Investment Return (d) ..............  (19.71)%       4.79%        2.99%    (17.62)%  (28.32)%    (37.62)%

  MSCI AC World Free Index .............  (18.22)%       3.53%       (4.04)%   (13.91)%  (17.79)%    (24.87)%
  Nasdaq Composite Index ...............  (19.90)%       5.56%       (7.01)%   (24.71)%  (21.80)%    (39.91)%
  Lipper Global Fund Average ...........  (17.66)%       3.94%       (3.05)%   (10.23)%  (16.10)%    (24.28)%

(a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The Morgan Stanley Capital International (MSCI) All Country (AC) World Free and Nasdaq Composite Indices are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year are not annualized.

(b) From commencement of investment operations on November 15, 1994.

(c) Total returns and average annual returns  reflect changes in net asset value
    (NAV), reinvestment of distributions, and adjustments for rights offerings, and are net of expenses. Since inception return based on initial net asset value of $7.50.

(d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions and adjustments for rights offerings. Since inception return based on initial offering price of $7.50.

7.92% CUMULATIVE PREFERRED STOCK - MANDATORY 25% REDEMPTION

      As  authorized  by the  Board of  Directors,  the Trust is  redeeming  25%
(308,675 Shares) of its outstanding 7.92% Cumulative Preferred Stock. The redemption date is November 12, 2002 and the redemption price is $25.2530 per Preferred Share, which consists of $25.00 per Preferred Share plus accrued dividends through the redemption date of $0.2530 per Preferred Share.

      The redemption will be made pro rata from each Preferred Stock Shareholder based on the respective number of Preferred Shares held by each such holder on the redemption date. From and after the redemption date, the Preferred Shares to be redeemed will no longer be deemed outstanding, dividends will cease to accrue and all the rights of the Preferred Shareholders with respect to the Preferred Shares to be redeemed will cease, except the right to receive the redemption price. Shareholders of record will be mailed a redemption notice and letter of transmittal. The redemption price will be paid only to shareholders of record who complete and sign the letter of transmittal and submit certificates for the number of Preferred Shares being redeemed. New certificates will be issued to replace any excess Preferred Shares submitted.

      The Board has also authorized the Trust to issue additional preferred stock in the future. The actual amount of capital to be raised, the dividend rate and the timing of any new offering will be determined at a later date. Any offering will be made only by means of a prospectus. Depending on prevailing interest rates, shareholder interest and other factors, the Board may determine to seek to structure any such offering so as to enable shareholders to exchange all or a portion of their Preferred Shares for such newly issued preferred stock in that offering.

      The Trust's 7.92% Cumulative Preferred Stock paid a cash distribution on September 26, 2002 of $0.495 per share. For the twelve-months ended September
30, 2002, Preferred Stock shareholders received distributions totaling $1.98, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for December 2002.

GLOBAL ALLOCATION

      The accompanying chart presents the Multimedia Trust's holdings by geographic region as of September 30, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Trust's future portfolio.

                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/02

                                [GRAPHIC OMITTED]
                              PLOT POINTS FOLLOW:
UNITED STATES                                         76.8%
EUROPE                                                10.1%
ASIA/PACIFIC RIM                                       6.3%
LATIN AMERICA                                          4.1%
CANADA                                                 2.7%

                      HOLDINGS BY CLASSIFICATION - 9/30/02

                               [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:

DISTRIBUTION                                            54%
COPYRIGHT/CREATIVITY                                    46%

EQUITY MIX

      The Multimedia Trust's investment premise falls within the context of two main investment themes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications and commerce-related services such as basic voice, data and the Internet.

      The accompanying chart depicts the equity mix of the copyright/creativity and distribution companies in the Trust's portfolio as of September 30, 2002.

                               [GRAPHIC OMITTED]

                                      E P
                                      P M
                                      S V

                                   MANAGEMENT

                                   CASH FLOW

                                    RESEARCH

COMMENTARY

AN END TO THE REGULATORY LOGJAM

      Despite several favorable court decisions challenging antiquated Federal Communications Commission ("FCC") regulations, the FCC has dragged its feet on reform. The failure of the FCC to act more promptly is at least partially responsible for media stocks' poor performance in the first half of 2002. Finally, on September 12, the FCC announced a notice of proposed rulemaking encompassing most of the major regulatory issues across the media industry. This is the starting date of a 90-day review session in which the FCC will be taking comments from media company representatives and public interest groups, and concluding their own internal studies on the regulatory framework of the industry. The FCC has indicated it will conclude its deliberations by the spring of 2003 and issue new rules shortly thereafter. Knowing how government works, we suspect this may be an ambitious timetable. However, we are pleased the FCC is finally acting.

      The four most prominent regulatory issues under consideration are: the 35% national audience cap for television broadcasters; rules disallowing the ownership of more than one television station in the same market (a duopoly); rules preventing the ownership of a television station and newspaper in the same market; and rules preventing media conglomerates from owning more than one major television network. Regulations restricting the national footprint of broadcasters and disallowing broadcast duopolies have already been struck down by the Federal courts and remanded to the FCC. So, the FCC will be forced to substantially modify existing regulations. We suspect the FCC will also factor in the Federal courts' posture on these two rules when reconsidering regulations preventing ownership of a newspaper and television station in the same market.

      While it is dangerous to underestimate the political strength of public interest groups, which traditionally have been suspicious of major regulatory changes, we believe the FCC will enact sweeping rule changes that will lead to a major consolidation in the media industry. We own many smaller media companies that we believe may be attractive takeover targets, and potential acquirers who would benefit from extending their media franchises. In short, FCC deregulation should be a win/win situation for our portfolio.

CABLE TELEVISION VALUES

      Despite the swoon in cable television stocks, we continue to believe the fundamentals in the industry are solid. There are legitimate concerns regarding churn, slower subscriber growth and leverage. However, revenues and cash flow from operations continue to grow steadily while capital expenditures for upgrading systems decline.

      Falling cable television stock prices now reflect a public market value of approximately $2,000 per subscriber, down from lofty valuations of well above $4,000 per sub in 2000 and early 2001. We think the private market value of an average cable sub is in the middle to upper end of this range. Although an incredibly complex deal between AT&T and AOL, the dissolution of the former Time Warner Entertainment Partnership infers a value of approximately $3000 per sub. In a much simpler-to-analyze all cash transaction, RCN recently announced it was selling its 80,000 subscriber Princeton, New Jersey cable system to Spectrum Equity Investors (a private equity firm) and cable industry entrepreneur Steve Simmons for the equivalent of $3,060 per sub. Since only about 20% of this system had been upgraded, we think this valuation is skinny relative to more technologically sophisticated systems throughout the industry. The FCC appears ready to lift its 30% national audience cap for cable television companies. If it does, we should see more transactions confirming higher cable values and an upward re-evaluation of cable television stocks.

LIGHT AT THE END OF THE WIRELESS COMMUNICATIONS TUNNEL

      The wireless communications industry has suffered from intense competition, price wars and negative cash flow due to the high cost of building out and upgrading systems. While competition remains a problem--we echo our belief that having six national carriers competing against each other is not a sustainable structure--prices have begun to stabilize and leading wireless companies such as AT&T Wireless and Nextel Communications are forecasting positive cash flow within six to twelve months. The cap on wireless spectrum is set to expire at year-end. With no new unencumbered spectrum available, we expect to see consolidation begin, first among national operators, and later, with the survivors eventually targeting smaller wireless operators to expand their markets.

ADVERTISING - THE MEDIA PIE

      In 2001, advertisers spent $231 billion on advertising in the U.S., down 6.5% from a record $247 billion in 2000. 2001 was only the third time that ad spending has declined since 1945 (see chart 2). The decline in 2001 can be attributed to a number of factors, including: a slowdown in the U.S. economy which caused companies to scale back on spending; the demise of dotcom spending which reached $5.6 billion in 2000; and the absence of any political or Olympic advertising which was present in 2000. We believe that most of these issues are behind us and advertising growth should return. Below is a depiction of the 2001 $231 billion media pie and the percent contribution of various media outlets, including: newspapers, television, radio, cable, and magazines.

CHART 1

                              THE MEDIA PIE - 2001
                                  $231 BILLION

                               [GRAPHIC OMITTED]
                              PLOT POINTS FOLLOW:

NEWSPAPERS                              19%
TV                                      17%
RADIO                                    8%
MAGAZINES                                5%
CABLE                                    7%
DIRECT MAIL                             19%
OUT OF HOME                              2%
INTERNET                                 2%
OTHER                                   21%

HISTORICAL PERSPECTIVE

      Historically,   ad  spending  has  been  highly   correlated   with  Gross
Domestic Product ("GDP"). From 1945 through 2001 the correlation coefficient between GDP and ad spending has been 99.7%. Over the past 20 years advertising spending has averaged about 2.2% of GDP and has grown at a faster pace than GDP. Looking at Chart 2, we can see the negative ad growth experienced in 2001. Again, we would like to emphasize that part of the decline was due to spending cuts as corporations watched profits fall and tried to reign in expenses.
However, some of the decline was also attributed to the absence of dotcom spending which reached $5.6 billion, or 2.3% of spending, in 2000. While the lack of Olympic and political advertising added to the decline, this spending is on a two year cycle, returning in 2002, and will continue to follow that on again off again pattern. Additionally, advertising budgets were cut in the uncertainty following September 11. We would expect advertising to continue to be correlated with GDP in the future, and ad spending should therefore keep pace with, or even outpace, GDP growth. The following chart shows the high correlation between the two factors.

CHART 2
                                [GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

YEAR                         GDP Growth                  Ad Spend Growth

1945                             1.5                            5.2
                                -0.5                           17.6
                                 9.4                           27.5
                                10.3                           14.3
                                -0.7                              7
1950                             9.9                            9.4
                                15.4                           12.6
                                 5.6                           11.2
                                 5.9                            8.4
                                 0.3                            5.3
1955                             8.9                           12.3
                                 5.5                            8.3
                                 5.4                            3.6
                                 1.4                            0.4
                                 8.4                            9.3
1960                             3.9                            6.1
                                 3.5                           -0.8
                                 7.5                            4.8
                                 5.5                            5.4
                                 7.4                              8
1965                             8.4                            7.8
                                 9.6                              9
                                 5.7                            1.4
                                 9.3                            7.2
                                 8.1                            7.4
1970                             5.5                            0.7
                                 8.6                            5.9
                                 9.9                           12.1
                                11.7                            7.6
                                 8.3                            6.6
1975                             8.9                            4.8
                                11.6                           19.4
                                11.4                           12.4
                                  13                           15.7
                                11.8                           12.6
1980                             8.9                            9.8
                                  12                           12.9
                                 4.1                           10.3
                                 8.5                             14
                                11.2                           15.8
1985                             7.1                            7.8
                                 5.7                            7.9
                                 6.5                            7.7
                                 7.6                            7.7
                                 7.6                            5.1
1990                             5.7                            4.2
                                 3.2                           -1.2
                                 5.6                            4.2
                                 5.1                            5.4
                                 6.2                            8.6
1995                             4.9                            7.9
                                 5.6                            7.9
                                 6.5                            7.4
                                 5.6                              8
                                 5.5                            7.6
2000                             6.5                           11.3
                                 3.4                           -6.5

OUTLOOK

      We believe that ad spending over the long-term should continue to grow at a pace at least as fast as GDP growth. This bodes well for ad-supported media like newspapers, television and radio. Newspapers receive roughly 75% of their revenues from advertising, while television and radio broadcasters receive closer to 100% of their revenues from advertising. Hence, we would expect these industries to continue to grow their top line as the economy and ad spending rebound and continue to grow.

INVESTMENT SCORECARD

      Wireless communications stocks including Nextel Communications and U.S. Cellular were among the portfolios best performers this quarter. The nation's two largest radio broadcasters, Radio One and Clear Channel Communications, also posted good gains. Publishing companies PRIMEDIA, Meredith and McGraw-Hill contributed to returns.

      Small group broadcasters Paxson Communications and Young Broadcasting were among our biggest disappointments. Telecom equipment manufacturers Corning and Nortel Networks continued to penalize performance. European media conglomerate Vivendi Universal also declined sharply.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

BCE INC. (BCE - $17.70 - NYSE) is a Canadian based communications conglomerate. The company has traditionally been the main supplier of telecommunications services, including wireless, to much of Eastern Canada. These operations are now owned through Bell Canada. In 2000, BCE began a series of transactions that highlighted hidden value including completion of its spin-off of Nortel Networks. BCE continues to cement its strategic position as a national provider of content, creativity and distribution. This has included acquisitions of CTV, a Canadian broadcaster, and The Globe and Mail, a Canadian newspaper. On April 24, 2002, Jean C. Monty resigned as Chief Executive Officer and was replaced by Michael Sabia, former President and Chief Operating Officer. On June 28, 2002, BCE announced its intention to repurchase the 20% interest outstanding in Bell Canada owned by SBC for $6.3 billion Canadian dollars.

BELO CORP. (BLC - $21.88 - NYSE), headquartered in Dallas, is a diversified media company with operations throughout the U.S. The company is the twelfth largest television broadcaster in the U.S. with nineteen television stations, reaching 15% of U.S. households. Belo also owns four daily newspapers, including THE DALLAS MORNING NEWS with daily circulation of over 500,000. Additionally, the company has local Internet sites and regional cable news networks. Belo is geographically focused in three clusters: Texas, the Southwest, and the Northwest.

GAYLORD ENTERTAINMENT CO. (GET - $18.92 - NYSE) is a diversified entertainment company operating principally in two segments: hospitality and media. The company's hospitality group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat), and other related businesses. The media group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, three Nashville radio stations and other related businesses. Gaylord has a new management team that is focusing on unlocking shareholder value. They have recently opened a new hotel, the Gaylord Palms, in Orlando, FL and are constructing a third in Grapevine, TX. The company recently announced the sale of Acuff-Rose Music Publishing to Sony for $157 million and the sale of its stake in the Opry Mills mall for $30 million, allowing Gaylord to finance the completion of the Texas hotel.

GRUPO TELEVISA SA (TV - $25.49 - NYSE), headquartered in Mexico, is Latin America's dominant Spanish language media and broadcast company. The Company has interests in television production and broadcasting, programming for pay television, direct-to-home (DTH) satellite services, publishing and publishing distribution, cable television, radio broadcasting and production. The company also produces thousands of hours of television programming annually which it exports to over 21 countries including the United States. This large and expanding program library is exclusively available for U.S. distribution by Univision Communications (UVN - $22.80 - NYSE), a Spanish-language television broadcaster in the U.S. in which Televisa has as a 15% fully diluted equity stake.

LIBERTY CORP. (LC - $35.80 - NYSE) is a television broadcasting company headquartered in Greenville, S.C. Liberty's Cosmos Broadcasting owns and operates fifteen network affiliated television stations mainly in the Southeast and Midwest. Eight stations are affiliated with NBC, five with ABC and two with CBS. These stations serve more than four million households and include three stations that were purchased in December 2000 from Civic Communications for $204 million. In November 2000, Liberty completed the sale of its insurance operations to Royal Bank of Canada for $648 million. The company is now debt-free and focused on its broadcasting operations.

MGM MIRAGE (MGG - $37.30 - NYSE) owns and operates twenty hotel-casino resort properties, thirteen of which are located in Nevada. Among those located on the Las Vegas Strip are Bellagio, MGM Grand Las Vegas, The Mirage, Treasure Island, New York-New York and Monte Carlo, a 50-50 joint venture with Mandalay Resort Group (MBG - $33.55 - NYSE). MGM Mirage also owns and operates hotel-casino resort properties in Michigan, Mississippi and Australia and operates four hotel-casino resort properties in South Africa. In November 2000, a limited liability company, which MGG owns 50-50 with Boyd Gaming Corporation (BYD - $18.67 - NYSE), began construction of the Borgata, a 2,000-guestroom hotel-casino resort in Atlantic City, New Jersey, which is scheduled to open in the summer of 2003.

SCRIPPS (E.W.) CO. (SSP - $69.30 - NYSE), headquartered in Cincinnati, Ohio, is a diversified media company with operations throughout the United States combining traditional and new media. The company is the tenth largest newspaper publisher in the U.S. with 21 daily newspapers. Scripps also has 10 television stations, reaching one in every ten homes in America. Additionally, Scripps Networks includes four national cable networks: Home & Garden Television, Food Network, Do It Yourself, and Fine Living. Lastly, the company has a global licensing and syndication business which syndicates more than 150 comic strips and editorial features, including Peanuts and Dilbert. Scripps is focused on growing and strengthening its cable television business.

TELEPHONE & DATA SYSTEMS INC. (TDS - $50.45 - AMEX) provides mobile and local phone services to over 4.3 million customers in 35 states. TDS conducts its cellular operations through 81%-owned United States Cellular (USM - $29.58 -
AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications ("TDS Telecom") subsidiary, a full-service local exchange carrier. On May 4, 2000, TDS sold its 82%-owned PCS subsidiary Aerial Communications to VoiceStream Wireless, which was acquired on May 31, 2001 by Deutsche Telekom (DT - $8.27 - NYSE), a former German phone monopoly. As part of the VoiceStream/Deutsche Telekom deal, TDS received 131.5 million shares of DT and $570 million in cash. TDS recently monetized 75.5 million DT shares with proceeds of $834 million to fund USM's $610 million acquisition of PrimeCo, a wireless operation with 330,000 customers and licenses covering 13.2 million people in and around Chicago. TDS currently owns about 56 million DT shares, representing 0.95 shares of DT per share of TDS.

TRIBUNE CO. (TRB - $41.81 - NYSE), headquartered in Chicago, is a leading national media company with operations in major U.S. markets. With its 2000 acquisition of The Times Mirror Company, it now has television and/or newspaper properties in 18 of the nation's top 30 markets. It is the only media company with television, newspaper and Internet properties in the nation's top three markets -- New York, Los Angeles and Chicago. Flagship properties include:
WPIX-TV (New York), WGN-TV (Chicago), NEWSDAY, LOS ANGELES TIMES, and CHICAGO TRIBUNE. Additionally, Tribune owns the Chicago Cubs and has a stake in the WB Television Network. The company is focused on growing and strengthening its major market cross-media positions.

USA INTERACTIVE INC. (USAI - $19.38 - NASDAQ), through its subsidiaries, engages in diversified electronic commerce businesses that include the Home Shopping Network, Ticketmaster (TMCS - $15.25 - Nasdaq) and various travel related businesses, including Expedia Inc. (EXPE - $50.65 - Nasdaq) and Hotels.com (ROOM
- $50.58 - Nasdaq). USA recently closed a deal to sell its entertainment assets (USA Networks, Sci Fi Channel, USANetworks Studios) to Vivendi Universal (V - $11.39 - NYSE). In June, the company also began the process of tendering for the remaining publicly held stakes of its main publicly traded subsidiaries -- Ticketmaster, Expedia and Hotels.com.

VERIZON COMMUNICATIONS INC. (VZ - $27.44 - NYSE) was formed by the merger of Bell Atlantic and GTE, and pooling the wireless assets of the combined company with U.S. assets of Vodafone Group plc (VOD - $12.83 - NYSE). Verizon is the largest domestic local phone provider with about 62 million access lines and is also the largest national wireless carrier servicing over 31 million wireless customers. Verizon is a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 35 countries in the Americas, Europe, Asia and the Pacific.

VIACOM INC. (VIA - $40.55 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including BET, VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

STOCK REPURCHASE PLAN

      The Trust is authorized to repurchase up to 1,000,000 shares of the Trust's outstanding shares. Pursuant to this stock repurchase plan, the Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through September 30, 2002, 786,933 shares have been repurchased in the open market under this stock repurchase plan.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                      WHO                            WHEN
                      ---                            ----
      Special Chats:  Mario J. Gabelli               First Monday of each month
                      Howard Ward                    First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                      NOVEMBER                        DECEMBER                        JANUARY
                      --------                        --------                        -------
      1st Wednesday   Charles Minter & Martin Weiner  Charles Minter & Martin Weiner  Ivan Arteaga
      2nd Wednesday   Caesar Bryan                    Walter Walsh & Laura Linehan    Charles Minter & Martin Weiner
      3rd Wednesday   Walter Walsh & Laura Linehan    Hart Woodson                    Walter Walsh & Laura Linehan
      4th Wednesday   Barbara Marcin                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Media stocks held up relatively well in the third quarter's broad market retreat. We believe the economy will continue to gradually recover providing a further boost to advertising-supported media sectors such as publishing, broadcasting and cable television. Now that the FCC has set a timetable for regulatory reform, we believe investors will begin focusing on media stocks likely to benefit from the strong probability of additional consolidation in the industry. Investors should also begin to recognize that fundamentals in the wireless communications industry are slowly but steadily improving. In short, the cloud hovering over media stocks over the last year has begun to dissipate, foreshadowing clearer skies in the years ahead.

                                   Sincerely,

                                   /S/ MARIO J. GABELLI

                                   MARIO J. GABELLI
                                   President and Chief Investment Officer

November 1, 2002

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                               SEPTEMBER 30, 2002
                              -------------------

BCE Inc.                                      MGM Mirage
Belo Corp.                                    Tribune Co.
Gaylord Entertainment Co.                     USA Interactive Inc.
Grupo Televisa SA                             Verizon Communications Inc.
Liberty Corp.                                 Viacom Inc.

--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------
               COMMON STOCKS -- 88.7%
               COPYRIGHT/CREATIVITY COMPANIES -- 41.0%
               BUSINESS SERVICES: ADVERTISING -- 0.5%
      8,000    Donnelley (R.H.) Corp.+ ....... $    208,000
     21,000    Harte-Hanks Inc. ..............      390,810
      4,200    Havas SA ......................       14,112
      2,000    Publicis Groupe ...............       37,751
                                               ------------
                                                    650,673
                                               ------------
               COMPUTER SOFTWARE AND SERVICES -- 1.8%
      1,500    Activision Inc.+ ..............       35,895
     10,000    America Online Latin America Inc.+     2,450
      3,000    Atlus Co. Ltd. ................       15,648
      8,000    Block (H&R) Inc. ..............      336,080
      6,473    CNET Networks Inc.+ ...........        7,121
      3,230    EarthLink Inc.+ ...............       17,248
        500    Electronic Arts Inc.+ .........       32,980
     40,000    EMC Corp.+ ....................      182,800
     15,000    Genuity Inc., Cl. A+ ..........        4,200
     10,000    Jupitermedia Corp.+ ...........       19,000
     33,000    Microsoft Corp.+ ..............    1,443,420
      2,000    Mobius Management Systems Inc.+        4,258
      1,000    Pixar Inc.+ ...................       48,100
     12,000    Yahoo! Inc.+ ..................      114,840
                                               ------------
                                                  2,264,040
                                               ------------
               CONSUMER PRODUCTS -- 0.3%
      6,000    Department 56 Inc.+ ...........       62,700
        100    eBay Inc.+ ....................        5,281
     20,000    Mattel Inc. ...................      360,200
                                               ------------
                                                    428,181
                                               ------------
               ELECTRONICS -- 0.6%
     20,000    Agere Systems Inc., Cl. A+ ....       22,000
     26,165    Agere Systems Inc., Cl. B+ ....       25,904
      7,000    Intel Corp. ...................       97,230
     60,000    Oak Technology Inc.+ ..........      190,800
      3,570    Royal Philips Electronics NV, ADR     51,872
     10,000    Sony Corp., ADR ...............      411,000
                                               ------------
                                                    798,806
                                               ------------
               ENTERTAINMENT -- 12.9%
     60,000    AOL Time Warner Inc.+ .........      702,000
        481    Boston Celtics L.P. ...........        5,099
     60,000    Canal Plus, ADR ...............       49,572
     15,500    Crown Media Holdings Inc., Cl. A+     54,250
     85,000    Disney (Walt) Co. .............    1,286,900
     21,622    EMI Group plc .................       57,805
     30,000    EMI Group plc, ADR ............      160,404
     32,000    Fox Entertainment Group Inc.,
                  Cl. A+ .....................      704,960
    100,000    Gemstar-TV Guide
                  International Inc.+ ........      252,000

                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------
     70,000    GMM Grammy Public Co. Ltd. .... $     29,935
      5,282    Granada Compass plc ...........        5,586
      7,000    Groupe AB SA, ADR+ ............       31,753
    680,375    Liberty Media Corp., Cl. A+ ...    4,885,092
     18,000    Regal Entertainment Group,
                  Cl. A+ .....................      320,400
    100,000    Shaw Brothers (Hong Kong) Ltd.        80,133
     40,000    Six Flags Inc.+ ...............      140,800
     70,000    SMG plc .......................       99,626
    149,000    Viacom Inc., Cl. A+ ...........    6,041,950
     26,100    Vivendi Universal SA ..........      292,754
     75,000    Vivendi Universal SA, ADR .....      854,250
      4,000    World Wrestling
                  Entertainment Inc.+ ........       33,480
                                               ------------
                                                 16,088,749
                                               ------------
               HOTELS AND GAMING -- 6.6%
      8,000    Aztar Corp.+ ..................      105,680
      6,000    Churchill Downs Inc. ..........      219,000
    199,500    Gaylord Entertainment Co.+ ....    3,774,540
     18,000    GTECH Holdings Corp.+ .........      446,760
    721,000    Hilton Group plc ..............    1,814,178
     51,000    Magna Entertainment Corp.,
                  Cl. A+ .....................      277,338
     33,000    MGM Mirage+ ...................    1,230,900
     10,000    Park Place Entertainment Corp.+       79,500
     10,000    Starwood Hotels & Resorts
                  Worldwide Inc. .............      223,000
                                               ------------
                                                  8,170,896
                                               ------------
               PUBLISHING -- 18.3%
     20,000    Arnoldo Mondadori Editore SpA .       96,651
    100,000    Belo Corp., Cl. A .............    2,188,000
      1,000    Dow Jones & Co. Inc. ..........       38,410
     20,000    EMAP plc ......................      212,933
     18,000    Gannett Co. Inc. ..............    1,299,240
      2,833    Golden Books Family
                 Entertainment Inc.+ .........           11
      2,000    Hollinger International Inc. ..       18,180
    114,000    Independent News & Media plc,
                 Dublin ......................      152,092
     15,000    Journal Register Co.+ .........      282,750
     15,000    Knight-Ridder Inc. ............      846,150
     55,000    Lee Enterprises Inc. ..........    1,807,300
     19,000    McClatchy Co., Cl. A ..........    1,158,050
     16,000    McGraw-Hill Companies Inc. ....      979,520
     22,600    Media General Inc., Cl. A .....    1,149,210
     27,000    Meredith Corp. ................    1,162,350
    100,000    Nation Multimedia Group+ ......       27,739
    100,000    New Straits Times Press Berhad       121,578
     20,000    News Corp. Ltd., ADR ..........      385,000
    150,000    Oriental Press Group ..........       20,386
     92,000    Penton Media Inc.+ ............       22,080

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------
               COMMON STOCKS (CONTINUED)
               COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
               PUBLISHING (CONTINUED)
     10,000    Playboy Enterprises Inc., Cl. A+  $   85,200
     97,400    Post Publishing Co. Ltd. ......       72,048
    170,000    PRIMEDIA Inc.+ ................      236,300
     47,000    Pulitzer Inc. .................    1,957,550
     60,000    Reader's Digest Association
                 Inc., Cl. B .................    1,111,200
      1,000    Scholastic Corp.+ .............       44,680
    385,000    SCMP Group Ltd. ...............      166,596
     33,000    Scripps (E.W.) Co., Cl. A .....    2,286,900
     54,452    Singapore Press Holdings Ltd. .      582,132
        300    SPIR Communication ............       22,147
     15,000    Telegraaf Holdingsmij - CVA ...      210,497
     48,000    Thomas Nelson Inc.+ ...........      422,400
     85,000    Tribune Co. ...................    3,553,850
     10,000    United Business Media plc, ADR        35,700
        800    Wiley (John) & Sons Inc., Cl. B       17,560
      4,000    Wolters Kluwer NV .............       72,340
                                               ------------
                                                 22,844,730
                                               ------------
               TOTAL COPYRIGHT/CREATIVITY
                 COMPANIES ...................   51,246,075
                                               ------------
               DISTRIBUTION COMPANIES -- 47.7%
               BROADCASTING -- 16.5%
     12,000    CanWest Global
                 Communications Corp.+ .......       30,720
     18,000    CanWest Global Communications
                 Corp., Sub-Voting ...........       46,753
      2,000    Carlton Communications
                 plc, ADR ....................       17,220
     32,025    Clear Channel Communications
                 Inc.+ .......................    1,112,869
      8,333    Corus Entertainment Inc.,
                 Cl. B+ ......................       99,761
      9,000    Cox Radio Inc., Cl. A+ ........      235,440
      1,000    Emmis Communications Corp.,
                 Cl. A+ ......................       19,000
     28,520    Fisher Communications Inc. ....    1,340,440
     67,500    Granite Broadcasting Corp.+ ...      143,100
    100,000    Gray Television Inc. ..........    1,095,000
     14,125    Gray Television Inc., Cl. A ...      189,981
     10,000    Grupo Radio Centro, SA
                 de CV, ADR ..................       26,500
    155,000    Grupo Televisa SA, ADR+ .......    3,950,950
     34,000    Hearst-Argyle Television Inc.+       844,560
      4,550    Lagardere S.C.A. ..............      174,466
    151,000    Liberty Corp. .................    5,405,800
     20,000    LIN TV Corp., Cl. A+ ..........      495,000
      4,000    Metropole TV M6 SA ............       86,966
      3,000    Nippon Television Network .....      510,596
      4,650    NRJ Group .....................       65,714
      1,000    NTN Communications Inc.+ ......          980
     70,000    Paxson Communications Corp.+ ..      154,000
        500    Radio One Inc.+ ...............        8,330

                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------

      1,000    Radio One Inc., Cl. D+ ........ $     16,490
      1,500    RTL Group (Brussels) ..........       38,542
      3,500    RTL Group (New York) ..........       94,773
      1,906    SAGA Communications Inc.,
                 Cl. A .......................       35,261
     80,000    Salem Communications Corp.,
                 Cl. A+ ......................    1,793,600
      2,000    SBS Broadcasting SA+ ..........       26,240
     30,000    Sinclair Broadcast Group Inc.+       411,000
     43,000    Sistem Televisyen Malaysia
                 Berhad+ .....................        3,508
     25,000    Societe Television Francaise 1       530,937
      3,000    Spanish Broadcasting System Inc.,
                 Cl. A+ ......................       19,650
     50,000    Television Broadcasts Ltd. ....      153,855
     50,000    Tokyo Broadcasting System Inc.       729,012
     15,000    TV Azteca, SA de C.V.+ ........       73,050
     25,000    Ulster Television plc .........      138,980
     51,000    Young Broadcasting Inc.,
                 Cl. A+ ......................      442,170
                                               ------------
                                                 20,561,214
                                               ------------
               BUSINESS SERVICES -- 0.6%
     15,000    Carlisle Holdings Ltd.+ .......       32,100
     50,108    Cendant Corp.+ ................      539,162
        500    CheckFree Corp.+ ..............        5,690
      1,000    Convergys Corp.+ ..............       15,030
        500    Dun and Bradstreet Corp.+ .....       16,805
      8,000    Interactive Data Corp. ........       98,000
     40,000    Key3Media Group Inc.+ .........          600
      1,000    Moody's Corp. .................       48,500
      3,000    Princeton Video Image Inc.+ ...        2,100
        100    SYNAVANT Inc.+ ................           81
      2,500    Traffix Inc.+ .................        8,125
                                               ------------
                                                    766,193
                                               ------------
               CABLE -- 2.4%
     70,000    Adelphia Communications Corp.,
                 Cl. A+ ......................        8,750
      6,000    Austar United Communications
                 Ltd.+ .......................          457
    214,820    Cablevision Systems Corp.,
                 Cl. A+ ......................    1,946,269
     60,000    Charter Communications Inc.,
                 Cl. A+ ......................      111,600
      5,000    Comcast Corp., Cl. A+ .........      106,650
      7,000    Comcast Corp., Cl. A, Special+       146,020
     12,000    Mediacom Communications Corp.+        64,440
     10,000    Mercom Inc.+ ..................      120,000
     39,000    Shaw Communications Inc., Cl. B      320,365
     11,000    Shaw Communications Inc., Cl. B,
                 Non-Voting ..................       91,520
     22,680    Telewest Communications plc+ ..          268
      1,225    Telewest Communications plc, ADR+      2,450
     42,000    UnitedGlobalCom Inc., Cl. A+ ..       68,880
                                               ------------
                                                  2,987,669
                                               ------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------
               COMMON STOCKS (CONTINUED)
               DISTRIBUTION COMPANIES (CONTINUED)
               CONSUMER SERVICES -- 2.0%
      4,000    Bowlin Travel Centers Inc.+ ... $      7,300
      1,500    Hotels.com, Cl. A .............       75,870
      1,000    Martha Stewart Living Omnimedia
                 Inc., Cl. A+ ................        7,000
      5,000    Ticketmaster, Cl. B+ ..........       76,250
      4,000    TiVo Inc.+ ....................       14,400
    120,000    USA Interactive Inc.+ .........    2,325,600
                                               ------------
                                                  2,506,420
                                               ------------
               DIVERSIFIED INDUSTRIAL -- 0.1%
      2,000    General Electric Co. ..........       49,300
      7,700    Hutchison Whampoa Ltd. ........       44,623
                                               ------------
                                                     93,923
                                               ------------
               ENERGY AND UTILITIES -- 0.4%
     47,000    El Paso Electric Co.+ .........      558,360
                                               ------------
               ENTERTAINMENT: DISTRIBUTION -- 1.1%
      6,000    AMC Entertainment Inc.+ .......       44,400
      6,000    Blockbuster Inc., Cl. A .......      148,800
      2,100    British Sky Broadcasting Group plc,
                 ADR+ ........................      104,790
    100,000    GC Companies Inc.+ ............       29,500
     88,710    Metro-Goldwyn-Mayer Inc.+ .....    1,060,085
        200    Sunland Entertainment
                 Co. Inc.+ ...................          140
                                               ------------
                                                  1,387,715
                                               ------------
               EQUIPMENT -- 1.1%
     35,000    Allen Telecom Inc.+ ...........      186,900
      1,000    Amphenol Corp., Cl. A+ ........       31,000
        416    Avaya Inc.+ ...................          595
      2,000    CommScope Inc.+ ...............       13,560
     90,000    Corning Inc.+ .................      144,000
      1,000    Furukawa Electric Co. Ltd. ....        2,275
      3,000    L-3 Communications
                 Holdings Inc.+ ..............      158,100
     80,000    Lucent Technologies Inc.+ .....       60,800
     50,000    Motorola Inc. .................      509,000
     25,000    Nortel Networks Corp.+ ........       13,500
      6,000    Qualcomm Inc.+ ................      165,720
      6,000    Scientific-Atlanta Inc. .......       75,060
                                               ------------
                                                  1,360,510
                                               ------------
               FOOD AND BEVERAGE -- 0.3%
     50,000    Allied Domecq plc .............      315,311
      5,282    Compass Group plc .............       22,012
        800    Dreyer's Grand Ice Cream Inc. .       55,888
                                               ------------
                                                    393,211
                                               ------------

                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------
               SATELLITE -- 1.7%
        300    Asia Satellite Telecommunications
                 Holdings Ltd., ADR .......... $      3,600
     28,000    EchoStar Communications Corp.,
                 Cl. A+ ......................      484,400
     60,000    General Motors Corp., Cl. H+ ..      549,000
      4,100    Liberty Satellite & Technology Inc.,
                 Cl. A+ ......................        9,225
     15,000    Lockheed Martin Corp. .........      970,050
     30,008    Loral Space & Communications
                 Ltd.+ .......................        8,102
     45,000    Pegasus Communications Corp.+ .       49,500
      6,000    PT Indosat Tbk, ADR ...........       56,280
                                               ------------
                                                  2,130,157
                                               ------------
               TELECOMMUNICATIONS: LOCAL -- 5.3%
      4,266    Aliant Inc. ...................       79,956
      3,000    Allegiance Telecom Inc.+ ......        2,490
     10,000    ALLTEL Corp. ..................      401,300
      2,057    ATX Communications Inc.+ ......          761
      4,000    Brasil Telecom Participacoes
                 SA, ADR .....................       88,840
    100,000    Broadwing Inc.+ ...............      198,000
     47,000    CenturyTel Inc. ...............    1,054,210
      2,000    Choice One Communications Inc.+          740
     93,000    Citizens Communications Co.+ ..      630,540
     24,434    Commonwealth Telephone
                 Enterprises Inc.+ ...........      849,570
     24,400    Commonwealth Telephone Enterprises
                 Inc., Cl. B+ ................      848,876
      1,000    Jazztel plc, ADR+ .............        1,127
      3,000    Metromedia International
                 Group Inc.+ .................          150
     10,000    RCN Corp.+ ....................        5,100
      9,655    Rogers Communications Inc.,
                 Cl. B+ ......................       60,868
    120,345    Rogers Communications Inc., Cl. B,
                 ADR+ ........................      755,767
      6,000    SBC Communications Inc. .......      120,600
     12,000    Sonera Oyj+ ...................       44,471
     18,432    Tele Norte Leste Participacoes SA,
                 ADR .........................       97,690
     10,000    Telecom Argentina Stet France
                 Telecom SA, ADR+ ............        8,200
      6,000    Time Warner Telecom Inc.,
                 Cl. A+ ......................        4,860
      3,000    USN Communications Inc.+ ......            3
     50,000    Verizon Communications Inc. ...    1,372,000
                                               ------------
                                                  6,626,119
                                               ------------
               TELECOMMUNICATIONS: LONG DISTANCE -- 1.9%
    100,000    AT&T Corp. ....................    1,201,000
     10,000    BT Group plc, ADR .............      258,400
     10,000    Embratel Participacoes
                 SA, ADR+ ....................        6,000
     13,000    Global Crossing Ltd.+ .........          299

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------
               COMMON STOCKS (CONTINUED)
               DISTRIBUTION COMPANIES (CONTINUED)
               TELECOMMUNICATIONS: LONG DISTANCE (CONTINUED)
    285,646    Qwest Communications
                 International Inc.+ ......... $    651,273
      5,000    Rostelecom, ADR ...............       29,100
     25,000    Sprint Corp. - FON Group ......      228,000
      1,000    Startec Global
                 Communications Corp.+ .......           14
      5,000    Talk America Holdings Inc.+ ...       11,600
     60,000    WorldCom Inc. - MCI Group .....        9,600
                                               ------------
                                                  2,395,286
                                               ------------
               TELECOMMUNICATIONS: NATIONAL -- 5.9%
     42,000    BCE Inc. ......................      743,400
     45,203    Cable & Wireless plc, ADR .....      244,096
     28,000    Compania de Telecomunicaciones de
                 Chile SA, ADR ...............      244,720
    174,082    Deutsche Telekom AG, ADR ......    1,439,658
     27,000    Elisa Communications Oyj,
                 Cl. A+ ......................      124,075
      3,000    France Telecom SA, ADR ........       20,940
      1,305    Hellenic Telecommunications
                 Organization SA .............       14,728
        174    Japan Telecom Holdings Co. Ltd.      433,071
        500    Magyar Tavkozlesi Rt, ADR .....        7,750
         20    Nippon Telegraph &
                 Telephone Corp. .............       66,535
     37,400    Philippine Long Distance Telephone
                 Co., ADR+ ...................      192,984
      4,320    PT Telekomunikasi Indonesia,
                 ADR .........................       32,098
     50,000    Swisscom AG, ADR ..............    1,377,500
      2,000    Telecom Corp. of New Zealand Ltd.,
                 ADR .........................       37,200
     58,412    Telefonica SA, ADR+ ...........    1,304,924
     19,000    Telefonos de Mexico SA,
                 Cl. L, ADR ..................      534,850
      2,400    Telstra Corp. Ltd., ADR .......       31,104
     45,000    TELUS Corp. ...................      333,056
     27,000    TELUS Corp., Non-Voting .......      183,833
                                               ------------
                                                  7,366,522
                                               ------------
               WIRELESS COMMUNICATIONS -- 8.4%
     35,000    America Movil SA de CV,
                 Cl. L, ADR ..................      422,800
     11,450    American Tower Corp., Cl. A+ ..       18,205
     65,747    AT&T Wireless Services Inc.+ ..      270,878
     24,000    Jasmine International
                 Public Co. Ltd.+ ............        1,254
     20,000    Leap Wireless International
                 Inc.+ .......................        4,600
     29,600    mm02 plc, ADR+ ................      183,224
    117,894    Nextel Communications Inc.,
                 Cl. A+ ......................      890,100
        500    NTT DoCoMo Inc. ...............      854,279
     30,000    Price Communications Corp.+ ...      339,000
    110,000    Rogers Wireless Communications Inc.,
                 Cl. B+ ......................      600,600

                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------

     12,200    Rural Cellular Corp., Cl. A+ .. $     10,492
     38,680    SK Telecom Co. Ltd., ADR ......      821,176
     30,000    Sprint Corp. - PCS Group+ .....       58,800
      1,650    Tele Celular Sul Participacoes SA,
                 ADR .........................       10,890
      5,500    Tele Centro Oeste Celular
                 Participacoes SA, ADR .......       12,760
        330    Tele Leste Celular Participacoes
                 SA, ADR .....................        1,634
        825    Tele Nordeste Celular Participacoes
                 SA, ADR .....................       10,560
        330    Tele Norte Celular Participacoes
                 SA, ADR+ ....................        1,214
    380,000    Telecom Italia Mobile SpA .....    1,479,607
        825    Telemig Celular Participacoes
                 SA, ADR .....................       11,047
     75,000    Telephone & Data Systems Inc. .    3,783,750
      6,600    Telesp Celular Participacoes
                 SA, ADR+ ....................       11,946
     10,000    Total Access Communications
                 plc+ ........................        4,850
      2,000    United States Cellular Corp.+ .       59,160
      6,000    Vimpel-Communications, ADR+ ...      142,140
     12,650    Vodafone Group plc, ADR .......      162,300
     26,000    Vodafone Libertel NV+ .........      208,125
     20,000    Western Wireless Corp., Cl. A+        54,000
                                               ------------
                                                 10,429,391
                                               ------------
               TOTAL DISTRIBUTION
                 COMPANIES ...................   59,562,690
                                               ------------
               TOTAL COMMON STOCKS ...........  110,808,765
                                               ------------
               PREFERRED STOCKS -- 4.6%
               BROADCASTING -- 1.3%
      1,063    Granite Broadcasting Corp.,
                 12.750% Pfd. ................      637,800
        100    Gray Television Inc.,
                 8.000% Cv. Pfd.,
                 Ser. C (c)(d) ...............    1,000,000
                                               ------------
                                                  1,637,800
                                               ------------
               BUSINESS SERVICES -- 0.8%
     10,000    Interep National Radio Sales Inc.,
                 4.000% Cv. Pfd.,
                 Ser. A (c)(d) ...............    1,000,000
                                               ------------
               PUBLISHING -- 1.4%
    105,201    News Corp. Ltd., Pfd., ADR ....    1,746,337
                                               ------------
               TELECOMMUNICATIONS: LOCAL -- 1.1%
     40,000    Citizens Communications Co.,
                 5.000% Cv. Pfd. .............    1,308,400
                                               ------------
               TOTAL PREFERRED STOCKS ........    5,692,537
                                               ------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         SEPTEMBER 30, 2002 (UNAUDITED)

  PRINCIPAL                                       MARKET
   AMOUNT                                          VALUE
  ---------                                       ------
               CORPORATE BONDS -- 0.4%
               BUSINESS SERVICES -- 0.2%
 $   50,000    BBN Corp., Sub. Deb. Cv.,
                 6.000%, 04/01/12+ (a) ....... $          0
    300,000    Trans-Lux Corp., Sub. Deb. Cv.,
                 7.500%, 12/01/06 ............      253,500
                                               ------------
                                                    253,500
                                               ------------
               ENTERTAINMENT -- 0.0%
     20,000    Boston Celtics L.P., Sub. Deb. Cv.,
                 6.000%, 06/30/38 ............       13,200
                                               ------------
               HOTELS AND GAMING -- 0.2%
    300,000    Hilton Hotels Corp., Sub. Deb. Cv.,
                 5.000%, 05/15/06 ............      276,000
                                               ------------
               PUBLISHING -- 0.0%
     66,560    Golden Books Family
                 Entertainment Inc., PIK,
                 10.750%, 12/31/04 (a) .......          998
                                               ------------
               TOTAL CORPORATE BONDS .........      543,698
                                               ------------
   SHARES
   ------
               WARRANTS -- 0.0%
               BUSINESS SERVICES -- 0.0%
     62,500    Interep National Radio
                 Sales Inc.+ .................            0
               PUBLISHING -- 0.0%
     25,000    Nation Multimedia Group plc ...            0
                                               ------------
               TOTAL WARRANTS ................            0
                                               ------------
   PRINCIPAL
    AMOUNT
   ---------
               U.S. GOVERNMENT OBLIGATIONS-- 6.4%
 $8,009,000    U.S. Treasury Bills,
                 1.570% to 1.690%++,
                 10/03/02 to 12/19/02 ........    7,992,491
                                             --------------
   TOTAL INVESTMENTS -- 100.1%
     (Cost $147,548,270) ..................... $125,037,491

   OTHER ASSETS, LIABILITIES AND
     LIQUIDATION VALUE OF
     CUMULATIVE PREFERRED STOCK -- (24.9)% ...  (31,042,998)
                                              -------------
   NET ASSETS -- COMMON STOCK -- 75.3%
     (14,288,553 common shares outstanding) ..   93,994,493
                                              -------------
   NET ASSETS -- PREFERRED STOCK -- 24.8%
     (1,234,700 preferred shares outstanding)    30,867,500
                                              -------------
   TOTAL NET ASSETS -- 100.0% ................ $124,861,993
                                               ============
   NET ASSET VALUE PER COMMON SHARE
     (93,994,493 / 14,288,553
     shares outstanding) .....................        $6.58
                                                      =====

    PRINCIPAL                      SETTLEMENT NET UNREALIZED
     AMOUNT                           DATE     APPRECIATION
    ---------                      ---------- --------------
FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
               Deliver Hong Kong Dollars in
                 exchange for
 $7,790,000(b)   USD 2,627,026 ..... 08/01/03          $863
                                                       ====

  ------------
            For Federal tax purposes:
            Aggregate cost ................... $147,548,270
                                               ============
            Gross unrealized appreciation ....  $19,125,765
            Gross unrealized depreciation ....  (41,636,544)
                                               ------------
            Net unrealized depreciation ...... $(22,510,779)
                                               ============
  ------------
   (a)   Security in default.
   (b)   Principal amount denoted in Hong Kong Dollars.
   (c)   Security exempt from registration under Rule 144A of the Securities
         Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2002, the market value of Rule 144A securities amounted to $2,000,000 or 2.12% of total net assets.
   (d)   Security fair valued under procedures established by the
         Board of Directors.
   +     Non-income producing security.
   ++    Represents annualized yield at date of purchase.
   ADR - American Depository Receipt.
   PIK - Paid in Kind.
   USD - United States Dollars.

                                       % OF
                                      MARKET      MARKET
                                       VALUE       VALUE
                                      ------      ------
       GEOGRAPHIC DIVERSIFICATION
       United States ...............    76.8%  $ 95,983,996
       Latin America ...............     4.1      5,123,249
       Europe ......................    10.1     12,688,761
       Asia/Pacific Rim ............     6.3      7,881,385
       Canada ......................     2.7      3,360,100
                                       -----    -----------
       Total Investments ...........   100.0%  $125,037,491
                                       =====   ============

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                             DIRECTORS AND OFFICERS

                     THE GABELLI GLOBALMULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
  VICE PRESIDENT/MEDICAL AFFAIRS
  LAWRENCE HOSPITAL CENTER

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

James E. McKee
  SECRETARY

INVESTMENT ADVISER

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

EquiServe Trust Company

COUNSEL

Willkie Farr & Gallagher

STOCK EXCHANGE LISTING

                           COMMON    7.92% PREFERRED
                           ------    ---------------
NYSE-Symbol:                 GGT         GGT Pr
Shares Outstanding:      14,288,553     1,234,700

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet
homepage at: HTTP://WWW.GABELLI.COM
or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its common stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
ONE CORPORATE CENTER
RYE, NY  10580-1422
(914) 921-5070
HTTP://WWW.GABELLI.COM

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2002

                                                                     GBFMT 09/02